Exhibit 99.1

News Release
FOR IMMEDIATE RELEASE	Contact: Ken Dennard / Natalie Hairston Dennard Lascar Investor Relations (713) 529-6600 TCBX@dennardlascar.com

Third Coast Announces Organizational Changes to Drive Future Growth

Alexander named Chief Risk and Operations Officer

Eber named Chief Legal Officer

HOUSTON, Texas, March 4, 2024 – Third Coast Bancshares, Inc. (NASDAQ: TCBX) (the “Company,” “Third Coast,” or “our”), the holding company of Third Coast Bank, SSB, today announced two executive promotions to strategically align its operational, risk, and legal functions. The new leadership roles for Vicki Alexander and Liz Eber reflect Third Coast’s strategic focus on operational excellence and prudent risk management as foundations for sustainable, profitable growth. Both Alexander and Eber will report directly to Bart Caraway, the Company’s Chairman, President and Chief Executive Officer.

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Alexander, who joined the Company as Chief Compliance and Risk Officer in September 2022, has been designated as the Chief Risk and Operations Officer, effective March 1, 2024. In this new capacity, Alexander will oversee Third Coast’s operations, including the Company’s risk and compliance functions.
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Eber, who joined the Company as Head of Legal in January 2023, has been named the Chief Legal Officer, effective March 1, 2024. In addition to the legal department, Eber will also supervise communications and marketing.

Commenting on the promotions, Caraway stated, “We’re thrilled to elevate these proven leaders from within our organization. I take immense pride in our team, and these leadership promotions aim to support our employees by enhancing operational efficiency and facilitating collaborative decision‑making. With their deep expertise and proven commitment to our success, we believe Vicki and Liz will be instrumental in further developing our customer-first culture and seizing new opportunities for Third Coast in the ever-evolving financial sector.

“One of the goals of our leadership team is to cultivate an innovative environment to enhance customer satisfaction. Additionally, by strengthening the leadership of these critical bank functions, we expect that Third Coast will be able to leverage a diversity of perspectives, spur innovation, and better serve the needs of our customers,” concluded Caraway.

About Third Coast Bancshares, Inc.

Third Coast Bancshares, Inc. is a commercially focused, Texas-based bank holding company operating primarily in the Greater Houston, Dallas-Fort Worth, and Austin-San Antonio markets through its wholly owned subsidiary, Third Coast Bank, SSB. Founded in 2008 in Humble, Texas, Third Coast Bank, SSB conducts banking operations through 16 branches encompassing the four largest metropolitan areas in Texas. Please visit www.tcbssb.com for more information.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: interest rate risk and fluctuations in interest rates; market conditions and economic trends generally and in the banking industry; our ability to maintain important deposit relationships; our ability to grow or maintain our deposit base; our ability to implement our expansion strategy; credit risk associated with our business; and changes in key management personnel. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), and our other filings with the SEC.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.